Integrity Dividend Summit Fund
Summary Prospectus ║ December 2, 2024
Ticker: APAYX (Class A); CPAYX (Class C); IPAYX(Class I)

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund, including the fund’s statement of additional information and most recent reports to shareholders, online at www.integrityvikingfunds/documents. You can also get this information at no cost by calling 800-276-1262 or by sending an email request to marketing@integrity.viking.com or from your financial professional. The fund’s prospectus and statement of additional information dated November 30, 2024, and the independent registered public accounting firm’s report and financial statements in the fund’s annual Form N-CSR, dated July 31, 2024, are incorporated by reference into this summary prospectus.

Investment Objectives

The Integrity Dividend Summit Fund (the “Fund”) seeks to maximize qualified dividend income with long term appreciation as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts with respect to purchases of Class A shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in “The Shares Offered; Class A Shares” and “How to Reduce Your Sales Charge” on page 43 and 46, respectively, of the Fund’s prospectus, Appendix A of the Fund’s prospectus, and “Purchase and Redemption of Shares” on page B-51 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	4.50%	6.29%	3.73%
Total Annual Fund Operating Expenses	5.50%	8.04%	4.48%
Fee Waivers and Expense Reimbursements	(4.51%)	(6.30%)	(3.74%)
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements(1)	0.99%	1.74%	0.74%

(1)	The Fund’s investment adviser, Viking Fund Management, LLC (“Viking Management” or the “Adviser”), has contractually agreed to waive fees and reimburse expenses through November 29, 2025, so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.99% of average daily net assets for Class A shares, 1.74% of average daily net assets for Class C shares, and 0.74% of average daily net assets for Class I shares. This expense limitation agreement may only be terminated or modified prior to November 29, 2025 with the approval of the Fund’s Board of Trustees. The terms of the expense limitation agreement provide that Viking Management is entitled to recoup such amounts waived or reimbursed for a period of up to three years from the date on which Viking Management waived fees or reimbursed expenses for the Fund. The Fund will make repayments to the Adviser only if such repayment does not cause the annual Fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense limitation in place when such amounts were waived and (2) the Fund’s current expense limitation.

Example—This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at those periods. The Example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same, and that the contractual expense limitation agreement remains in place for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Redemption
Class A	$596	$1,260	$2,379	$5,128
Class C	$277	$1,204	$2,816	$6,437
Class I	$ 76	$ 643	$1,627	$4,132
No Redemption
Class C	$177	$1,204	$2,816	$6,437

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Portfolio Turnover—The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the Fund’s portfolio turnover rate was 24.07% of the average value of its portfolio.

Principal Investment Strategies

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying equity securities, including common stock and preferred stock. For the purpose of this policy, the Fund considers dividend-paying equity securities to be the common or preferred stock of a company that has paid a dividend in the current or preceding calendar year or for which the company has announced a dividend in the current calendar year. In addition, under normal conditions, the Fund invests at least 65% of its net assets in equity securities that pay current dividends at a rate (yield) at least double that of the current yield of the S&P 500.

Although the investment process results in the Fund holding primarily large-cap companies, the Fund may invest in companies of any size. In selecting securities, the Team considers a combination of factors, including, but not limited to, dividend yield, dividend growth rate, earnings growth, price-to-earnings (P/E) multiples, valuation, credit rating, balance sheet strength, and volatility. The Team emphasizes dividend yield in selecting stocks for the Fund because the Team believes that, over time, dividend income can contribute significantly to total return and is a more consistent source of investment return than capital appreciation. In determining whether to invest in common or preferred stock, the Team will consider a number of factors including its macroeconomic and market outlook.

While the Fund does not concentrate in any one industry, from time to time, it may make significant investments in certain economic sectors as a result of the investment process. The Team’s macroeconomic and market outlook will drive sector selection.

The Fund may invest up to 30% of its net assets in foreign securities. The Fund’s investments in foreign securities are typically in the form of sponsored or unsponsored depositary receipts, such as American Depositary Receipts (“ADRs”). The Team’s macroeconomic and market outlook, along with geographic location and other factors, will drive the Adviser’s selection of and allocation among foreign securities.

The Team may consider selling a security if, among other considerations, its business fundamentals have deteriorated.

The Fund is non-diversified, meaning that it can concentrate its investments in a more limited number of issuers than a diversified fund.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Dividend-Paying Stock Risk: Because the Fund can only distribute what it earns, the Fund’s distributions to shareholders could decline when dividend income from stocks in the Fund’s portfolio declines. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend, which could affect the Fund’s ability to generate income. Key factors that might cause a company to reduce or eliminate its dividend include deteriorating fundamentals or changes in priority of the uses of capital, among other factors.

General Market Risk: There is no assurance that the Fund will meet its investment objective. The prices of the securities in which the Fund invests may fluctuate as a result of market factors such as interest rates, credit spreads, or commodity prices, and the Fund’s share price and the value of your investment may change. Since the value of the Fund’s shares can go up or down, it is possible to lose money by investing in the Fund.

Non-Diversified Fund Risk. Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of issuers, the Fund’s portfolio may be more susceptible to any single event impacting the market value and returns of any one issuer than a diversified fund.

Preferred Stock Risk: Preferred stocks are subject to the risks associated with other types of equity securities, such as potential volatility, as well as additional risks, such as risks related to deferral and omission of distributions; credit and subordination risk; interest rate risk; call, reinvestment and income risk; liquidity risk; risks related to limited voting rights; and risks related to special redemption rights.

•	Deferral and Omission Risk: Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

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•	Credit and Subordination Risk: Credit risk is the risk that a preferred security will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Interest Rate Risk: Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Preferred securities with longer periods before maturity may be more sensitive to interest rate changes.

•	Call, Reinvestment and Income Risk: During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. The risk that the Fund may be forced to reinvest in lower yielding securities is known as reinvestment risk. Another risk associated with a declining interest rate environment is that the income from the Fund’s portfolio may decline over time when the Fund invests the proceeds from new share sales at market interest rates that are below the portfolio’s current earnings rate.

•	Liquidity Risk: Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•	Limited Voting Rights Risk: Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

•	Special Redemption Rights Risk: In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Valuation Risk: The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.

Sector Risk: To the extent that the Fund focuses on particular sectors from time to time, the Fund may be subject to greater risk of the adverse developments in such areas of focus than a fund that invests in a wider variety of sectors.

Risks of Foreign Securities: Foreign markets can be more volatile than U.S. markets. The Fund’s returns and net asset value may be affected by fluctuations in currency exchange rates or political or economic conditions in a particular country or region. In some foreign markets, it may not be possible for the Fund to repatriate capital, dividends, interest and other income from a particular country or governmental entity.

Risks of Depositary Receipts: Depositary receipts are subject to risks similar to those associated with other foreign securities. In addition, ownership of unsponsored depositary receipts may not entitle the Fund to financial and other reports from the issuer of the underlying security and certain costs related to the receipts that would otherwise be borne by the issuer of a sponsored depositary receipt may be passed through, in whole or in part, to holders of unsponsored receipts. Moreover, investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Risks of Investments in Smaller Companies: The securities of mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price. Both mid-capitalization and small-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio. Generally, the smaller the company size, the greater these risks become.

Cybersecurity Risk: Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality. The Fund’s share price may decline as a result of unauthorized actions taken during a security breach or subsequent market activity in response to the security breach.

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Fund Performance

Fund performance is not included in this prospectus because the Fund has not been in operation for a full calendar year. Performance information will be shown after the Fund has been in operation for one calendar year. At that time, annual performance information will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s performance from year to year for Class A Shares and by comparing the Fund’s performance to a broad measure of market performance. The Fund’s performance will also be available at www.integrityvikingfunds.com or by calling 800-276-1262. The Fund’s past performance (before and after taxes) will not necessarily be an indication of how the Fund will perform in the future.

Management

Investment Adviser—Viking Fund Management, LLC is the Fund’s investment adviser.

Portfolio Managers—Shannon D. Radke, Senior Portfolio Manager and President of Viking Fund Management, LLC, has served as the Fund’s portfolio manager since its inception on May 1, 2023. Josh Larson, Portfolio Manager, has served as the Fund’s portfolio manager since its inception on May 1, 2023. Michael Morey, Portfolio Manager, has served as the Fund’s portfolio manager since its inception on May 1, 2023. Trey Welstad, Portfolio Manager, has served as the Fund’s portfolio manager since its inception on May 1, 2023.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund.

The minimum initial purchase or exchange into the Fund is $1,000 ($50 for accounts opened through an automatic investment plan account and $250 for an IRA account). The minimum subsequent investment is $50. The Fund may, however, accept investments of smaller initial or subsequent amounts at its discretion. Class I shares are not available for IRAs or employer sponsored IRAs unless purchased through a fee-based advisory account with a financial intermediary. To conduct transactions directly with the Fund, you may contact the Fund’s transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

The Fund’s distributions will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA. Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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